First American Funds, Inc.
           Form N-SAR for Semi-Annual Period Ended September 30, 2001

Sub-Item 77C.  Submission of matters to a vote of security holders.

     A special meeting of shareholders was held on August 31, 2001, at which the following matters were voted upon and approved by shareholders, with the following voting results:

          1. Increase number of authorized shares of Prime Obligations Fund from 100,000,000 to 500,000,000:

                  All shareholders as a group:          For:      12,684,363,758
                                                        Against:     160,728,931
                                                        Abstain:     185,645,794

                  Prime Obligations Fund shareholders:  For:       7,154,203,231
                                                        Against:    107,705,991
                                                        Abstain:    147,420,181

          2. Increase number of authorized shares of Government Obligations Fund from 100,000,000 to 500,000,000:

                  All shareholders as a group:          For:      12,684,363,758
                                                        Against:     160,728,931
                                                        Abstain:     185,645,794

                  Government Obligations Fund shareholders:

                                         For:              908,348,974
                                          Against:   18,510,859
                                          Abstain:           11,237,892

          3. Increase number of authorized shares of Treasury Obligations Fund from 100,000,000 to 500,000,000:

                  All shareholders as a group:

                     For:             12,684,363,758
                     Against:      160,728,931
                     Abstain:      185,645,794

                  Treasury Obligations Fund shareholders:

                                For:              4,174,165,393
                                Against:      28,221,387
                                Abstain:      22,569,932

          4. Increase number of authorized shares of Tax Free Obligations Fund from 100,000,000 to 500,000,000:

                  All shareholders as a group:

                                     For:             12,684,363,758
                                     Against:      160,728,931
                                     Abstain:      185,645,794

                  Tax Free Obligations Fund shareholders:

                                    For:              447,646,160
                                    Against:     6,290,694
                                    Abstain:     4,417,789

          5. Modify Prime Obligations Fund's fundamental investment restriction regarding concentration in a particular industry:

                  For:                      5,407,560,704
                  Against:             251,833,103
                  Abstain:             200,789,024
                  Broker Non-Vote:  1,549,146,572

          6.  Modify  Tax  Free  Obligations   Fund's   fundamental   investment
     restriction regarding concentration in a particular industry:


                  For:                       365,913,375
                  Against:                    10,147,619
                  Abstain:                     5,442,811
                  Broker Non-Vote:            76,850,838

          7.  Modify  Treasury   Obligations   Fund's   fundamental   investment
     restriction regarding concentration in a particular industry:

                  For:                     3,711,423,009
                  Against:                    55,946,019
                  Abstain:                    27,226,105
                  Broker Non-Vote:           430,361,579

          8. Modify Prime Obligations Fund's fundamental investment restriction regarding borrowing:

                  For:                     5,380,770,525
                  Against:                   275,986,056
                  Abstain:                   203,426,249
                  Broker Non-Vote:         1,549,146,573

          9.  Modify  Treasury   Obligations   Fund's   fundamental   investment
     restriction regarding borrowing:

                  For:                     3,727,508,816
                  Against:                    36,495,690
                  Abstain:                    30,590,627
                  Broker Non-Vote:           430,361,579

          10.  Modify  Government   Obligations  Fund's  fundamental  investment
     restriction regarding borrowing:

                  For:                       689,889,199
                  Against:                    79,783,010
                  Abstain:                    32,286,779
                  Broker Non-Vote:           136,138,737

          11.  Modify  Tax  Free  Obligations  Fund's   fundamental   investment
     restriction regarding borrowing:

                  For:                       364,469,938
                  Against:                    11,254,252
                  Abstain:                     5,779,615
                  Broker Non-Vote:            76,850,838

          12. Modify Prime Obligations Fund's fundamental investment restriction regarding issuance of senior securities:

                  For:                     5,429,830,196
                  Against:                   227,953,769
                  Abstain:                   202,398,866
                  Broker Non-Vote:         1,549,146,572

          13.  Modify  Treasury   Obligations  Fund's   fundamental   investment
     restriction regarding issuance of senior securities:

                  For:                     3,726,269,703
                  Against:                    38,009,712
                  Abstain:                    30,315,718
                  Broker Non-Vote:           430,361,579

          14.  Modify  Government   Obligations  Fund's  fundamental  investment
     restriction regarding issuance of senior securities:

                  For:                       692,810,550
                  Against:                    75,193,892
                  Abstain:                    33,954,546
                  Broker Non-Vote:           136,138,737

          15.  Modify  Tax  Free  Obligations  Fund's   fundamental   investment
     restriction regarding issuance of senior securities:

                  For:                       364,802,975
                  Against:                    10,593,561
                  Abstain:                     6,107,269
                  Broker Non-Vote:            76,850,838

          16.  Eliminate  Prime  Obligations   Fund's   fundamental   investment
     restriction regarding margin purchases and short sales:

                  For:                     5,253,054,329
                  Against:                   405,861,652
                  Abstain:                   201,266,849
                  Broker Non-Vote:         1,549,146,573

          17. Eliminate Treasury Obligations Fund's fundamental investment restriction regarding margin purchases and short sales:

                  For:                     3,688,161,866
                  Against:                    76,099,110
                  Abstain:                    30,334,157
                  Broker Non-Vote:           430,361,579

          18. Eliminate Government Obligations Fund's fundamental investment restriction regarding margin purchases and short sales:

                  For:                       659,048,311
                  Against:                   102,987,687
                  Abstain:                    39,922,990
                  Broker Non-Vote:           136,138,737

          19. Eliminate Tax Free Obligations Fund's fundamental investment restriction regarding margin purchases and short sales:

                  For:                       360,118,881
                  Against:                    14,969,911
                  Abstain:                     6,415,013
                  Broker Non-Vote:            76,850,838

          20. Modify Prime Obligations Fund's fundamental investment restriction regarding investments in commodities:

                  For:                     5,324,988,088
                  Against:                   335,146,365
                  Abstain:                   200,048,377
                  Broker Non-Vote:         1,549,146,573

          21.  Modify  Treasury   Obligations  Fund's   fundamental   investment
     restriction regarding investments in commodities:

                  For:                     3,698,769,452
                  Against:                    68,447,224
                  Abstain:                    27,378,457
                  Broker Non-Vote:           430,361,579

          22.  Modify  Government   Obligations  Fund's  fundamental  investment
     restriction regarding investments in commodities:

                  For:                       669,157,622
                  Against:                    94,377,845
                  Abstain:                    38,423,521
                  Broker Non-Vote:           136,138,737

          23.  Modify  Tax  Free  Obligations  Fund's   fundamental   investment
     restriction regarding investments in commodities:

                  For:                       361,187,806
                  Against:                    14,738,815
                  Abstain:                     5,577,184
                  Broker Non-Vote:            76,850,838

          24. Modify Prime Obligations Fund's fundamental investment restriction regarding investments in real estate:

                  For:                     5,456,117,137
                  Against:                   205,358,399
                  Abstain:                   198,707,294
                  Broker Non-Vote:         1,549,146,573

          25.  Modify  Treasury   Obligations  Fund's   fundamental   investment
     restriction regarding investments in real estate:

                  For:                     3,717,675,583
                  Against:                    49,357,506
                  Abstain:                    27,562,044
                  Broker Non-Vote:           430,361,579

          26.  Modify  Government   Obligations  Fund's  fundamental  investment
     restriction regarding investments in real estate:

                  For:                       672,127,878
                  Against:                    92,906,186
                  Abstain:                    36,924,924
                  Broker Non-Vote:           136,138,737

          27.  Modify  Tax  Free  Obligations  Fund's   fundamental   investment
     restriction regarding investments in real estate:

                  For:                       364,432,689
                  Against:                    11,234,408
                  Abstain:                     5,836,708
                  Broker Non-Vote:            76,850,838

          28. Modify Prime Obligations Fund's fundamental investment restriction regarding underwriting securities:

                  For:                     5,432,897,892
                  Against:                   224,532,115
                  Abstain:                   202,752,823
                  Broker Non-Vote:  1,549,146,573

          29.  Modify  Treasury   Obligations  Fund's   fundamental   investment
     restriction regarding underwriting securities:

                  For:                     3,734,272,376
                  Against:                    30,518,804
                  Abstain:                    29,803,953
                  Broker Non-Vote:           430,361,579

          30.  Modify  Government   Obligations  Fund's  fundamental  investment
     restriction regarding underwriting securities:

                  For:                       691,012,050
                  Against:                    79,290,779
                  Abstain:                    31,656,159
                  Broker Non-Vote:           136,138,737

          31.  Modify  Tax  Free  Obligations  Fund's   fundamental   investment
     restriction regarding underwriting securities:

                  For:                       363,267,105
                  Against:                    11,368,351
                  Abstain:                     6,868,349
                  Broker Non-Vote:            76,850,838

          32. Modify Prime Obligations Fund's fundamental investment restriction regarding lending:

                  For:                     5,357,874,383
                  Against:                   305,226,616
                  Abstain:                  197,081,831
                  Broker Non-Vote:         1,549,146,573

          33.  Modify  Treasury   Obligations  Fund's   fundamental   investment
     restriction regarding lending:

                  For:                     3,731,648,213
                  Against:                    33,858,292
                  Abstain:                    29,088,628
                  Broker Non-Vote:           430,361,579

          34.  Modify  Government   Obligations  Fund's  fundamental  investment
     restriction regarding lending:

                  For:                       678,081,072
                  Against:                    92,817,185
                  Abstain:                    31,060,731
                  Broker Non-Vote:           136,138,737

          35.  Modify  Tax  Free  Obligations  Fund's   fundamental   investment
     restriction regarding lending:

                  For:                       362,562,755
                  Against:                    12,532,372
                  Abstain:                     6,408,678
                  Broker Non-Vote:            76,850,838

          36.  Eliminate  Prime  Obligations   Fund's   fundamental   investment
     restriction regarding illiquid securities:

                  For:                     5,293,147,256
                  Against:                   358,073,540
                  Abstain:                   208,962,035
                  Broker Non-Vote:         1,549,146,572

          37. Eliminate Government Obligations Fund's fundamental investment restriction regarding illiquid securities:


                  For:                       674,825,576
                  Against:                    95,865,907
                  Abstain:                    37,267,505
                  Broker Non-Vote:           136,138,737

          38.  Eliminate  Prime  Obligations   Fund's   fundamental   investment
     restriction regarding pledging assets:

                  For:                     5,305,780,416
                  Against:                   346,591,587
                  Abstain:                   207,810,827
                  Broker Non-Vote:         1,549,146,573

          39. Eliminate Treasury Obligations Fund's fundamental investment restriction regarding pledging assets:

                  For:                     3,709,580,983
                  Against:                    56,130,052
                  Abstain:                    28,884,098
                  Broker Non-Vote:           430,361,579

          40. Eliminate Government Obligations Fund's fundamental investment restriction regarding pledging assets:

                  For:                       678,936,412
                  Against:                    92,609,234
                  Abstain:                    30,413,342
                  Broker Non-Vote:           136,138,737

          41. Eliminate Tax Free Obligations Fund's fundamental investment restriction regarding pledging assets:

                  For:                       360,037,066
                  Against:                    14,620,392
                  Abstain:                     6,846,347
                  Broker Non-Vote:            76,850,838

          42.  Eliminate  Prime  Obligations   Fund's   fundamental   investment
     restriction regarding investing in companies for control:

                  For:                     5,353,063,188
                  Against:                   301,490,099
                  Abstain:                   205,629,544
                  Broker Non-Vote:         1,549,146,572

          43.  Eliminate  Prime  Obligations   Fund's   fundamental   investment
     restriction regarding issuers in which Fund affiliates are beneficial owners:

                  For:                     5,288,726,141
                  Against:                   362,173,459
                  Abstain:                   209,283,230
                  Broker Non-Vote:         1,549,146,573

          44.  Eliminate  Prime  Obligations   Fund's   fundamental   investment
     restriction regarding writing or purchasing put and call options:

                  For:                     5,324,132,654
                  Against:                   328,381,449
                  Abstain:                   207,668,727
                  Broker Non-Vote:         1,549,146,573

          45. Eliminate Tax Free Obligations Fund's fundamental investment restriction regarding writing or purchasing put and call options:

                  For:                      360,771,478
                  Against:                   13,428,613
                  Abstain:                    7,303,714
                  Broker Non-Vote:           76,850,838

          46.  Eliminate  Prime  Obligations   Fund's   fundamental   investment
     restriction regarding equity and certain categories of debt securities:

                  For:                    5,391,085,381
                  Against:                  260,240,065
                  Abstain:                  208,857,384
                  Broker Non-Vote:        1,549,146,573

         Pursuant to Instruction 2 to Item 77C, voting results with respect to the approval of auditors and the election of directors are omitted.